SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 3, 1996


                           FFVA FINANCIAL CORPORATION
            (exact name of registrant as specified in its charter)

       Virginia                  0-24468                 74-2712490
(state or other jurisdiction (SEC File No.) (IRS Employer Identification Number) of incorporation)

925 Main Street, Lynchburg, Virginia                                  24504
(address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (804) 845-2371

                            Not Applicable
         (Former name or former address, if changed since last Report)


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                          FFVA FINANCIAL CORPORATION

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant announced that it had received the necessary approvals from the Office of Thrift Supervision ("OTS") to implement a 10% stock repurchase program. The registrant intends to repurchase such shares of its Common Stock in open market transactions from time to time depending upon stock availability.

      For further details, reference is made to the Press Release dated June 3, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 -- Press Release dated June 3, 1996.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FFVA FINANCIAL CORPORATION


Date: June 6, 1996                  By: /s/ Ronald W. Neblett
                                        Ronald W. Neblett
                                        Chief Financial Officer